Exhibit 99.1

NYSE:BLD

A leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada

TopBuild Reports First Quarter 2023 Results

●	Sales increased 8.2% to $1.3 billion
●	Gross margin expanded 100 basis points to 29.3%
●	Adjusted EBITDA margin expanded 150 basis points to 18.8%

First Quarter 2023 Financial Highlights ($ in 000s)

(comparisons are to the quarter ended March 31, 2022)

3 Months Ended 3/31/23	Reported	Change

“TopBuild reported another strong quarter with solid top line growth and margin expansion at both business segments; Installation and Specialty Distribution.

“We are particularly pleased with the performance of our commercial business which reflects, in part, the success of our installation branches in capturing light commercial activity across their respective regions.

“Our overall results demonstrate the strength of our operating model, the diversity of our end-markets, the hard work of our entire TopBuild team, and the operating efficiency initiatives we continue to implement across the organization.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales	$1,265,238	8.2%
Gross Margin	29.3%	100 bps
SG&A as % of revenue	13.5%	(80 bps)
Operating Profit	$199,431	21.6%
Operating Margin	15.8%	180 bps
Net Income	$135,870	18.4%
Net Income per diluted share	$4.28	23.3%

3 Months Ended 3/31/23	Adjusted	Change
Sales	$1,265,238	8.2%
Gross Margin	29.3%	100 bps
SG&A as % of revenue	13.2%	(80 bps)
Operating Profit	$203,089	21.2%
Operating Margin	16.1%	180 bps
Net Income	$138,360	19.7%
Net Income per diluted share	$4.36	24.6%
EBITDA	$238,324	18.1%
EBITDA Margin	18.8%	150 bps

3 Months Ended 3/31/23	Same Branch	Change
Sales	$1,250,393	7.0%
Adj. Gross Margin	29.4%	110 bps
Adj. Operating Margin	16.2%	190 bps
Adj. EBITDA Margin	18.9%	160 bps
Incremental EBITDA	43.0%

NYSE:BLD	May 4, 2023	topbuild.com

Operating Segment Highlights ($ in 000s)

(comparisons are to the quarter ended March 31, 2022)

Installation	3 Months Ended 3/31/23	Specialty Distribution	3 Months Ended 3/31/23
Sales	$767,090	Sales	$558,375
Change		Change
Volume	5.4%	Volume	-3.0%
Price	5.8%	Price	5.7%
M&A	2.2%	M&A	0.0%
Total Change	13.4%	Total Change	2.7%
Operating Margin	19.1%	Operating Margin	13.1%
Change	240 bps	Change	20 bps
Adj. Operating Margin	19.2%	Adj. Operating Margin	13.2%
Change	250 bps	Change	20 bps
Adj. EBITDA Margin	21.4%	Adj. EBITDA Margin	15.8%
Change	230 bps	Change	20 bps

Capital Allocation

The Company completed one acquisition in the first quarter, SRI Holdings, which is expected to contribute approximately $62 million of annual revenue.

2023 Outlook

The Company’s outlook for 2023 remains unchanged from the outlook it provided in its fourth quarter 2022 financial results press release distributed on February 23, 2023.

“Acquiring installation and specialty distribution companies remains our number one capital allocation priority and our prospects center around our core of insulation.”

“The synergies we recognize and operational improvements we achieve through M&A create great returns for our shareholders.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales and Adjusted EBITDA Outlook (1) ($ in millions)
2023	Low	High
Sales	$4,700	$4,900
Adjusted EBITDA*	$820	$910
*See table for adjusted EBITDA reconciliation.

NYSE:BLD	May 4, 2023	topbuild.com

3

(1) This outlook reflects management’s current view of present and future market conditions and are based on assumptions such as housing starts and completions, general and administrative expenses, weighted average diluted shares outstanding and interest rates.  These targets do not include any effects related to potential acquisitions or divestitures that may occur after the date of this press release.  A reconciliation of non-GAAP targets to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future and therefore, cannot be reasonably predicted. The effect of these excluded items may be significant.  Factors that could cause actual long-term results to differ materially from TopBuild’s current expectations are discussed below and are also detailed in the Company’s 2022 Annual Report on Form 10-K and subsequent SEC reports.

Additional Information

Quarterly supplemental materials, including a presentation that will be referenced on today’s conference call, are available on the Company’s website at www.topbuild.com.

Conference Call

A conference call to discuss first quarter 2023 financial results is scheduled for today, Thursday, May 4, 2023, at 9:00 a.m. Eastern Time.  The call may be accessed by dialing (877) 407-9037.  The conference call will be webcast simultaneously on the Company’s website at www.topbuild.com.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada. We provide insulation installation services nationwide through our Installation segment which has approximately 235 branches located across the United States. We distribute building and mechanical insulation, insulation accessories and other building product materials for the residential, commercial, and industrial end markets through our Specialty Distribution business. Our Specialty Distribution network encompasses approximately 180 branches. To learn more about TopBuild please visit our website at www.topbuild.com.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months.  Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP.  Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

NYSE:BLD	May 4, 2023	topbuild.com

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Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act.  These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions. These forward-looking statements can be identified by words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “may,” “project,” “estimate” or “intend,” the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  Our forward-looking statements contained herein speak only as of the date of this press release.  Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements.  Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

Tabitha Zane

tabitha.zane@topbuild.com
386-763-8801

(tables follow)

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended March 31,
	2023	2022
Net sales	$1,265,238	$1,168,918
Cost of sales	895,023	837,717
Gross profit	370,215	331,201

Selling, general, and administrative expense	170,784	167,247
Operating profit	199,431	163,954

Other income (expense), net:
Interest expense	(18,039)	(11,966)
Other, net	1,923	684
Other expense, net	(16,116)	(11,282)
Income before income taxes	183,315	152,672

Income tax expense	(47,445)	(37,961)
Net income	$135,870	$114,711

Net income per common share:
Basic	$4.31	$3.50
Diluted	$4.28	$3.47

Weighted average shares outstanding:
Basic	31,550,658	32,738,525
Diluted	31,713,239	33,042,490

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

(in thousands)

	Three Months Ended March 31,
	2023	2022
Net income	$135,870	$114,711
Other comprehensive income:
Foreign currency translation adjustment	1,753	3,218
Comprehensive income	$137,623	$117,929

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Condensed Consolidated Balance Sheets and Other Financial Data (Unaudited)

(dollars in thousands)

	As of
	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$333,778	$240,069
Receivables, net of an allowance for credit losses of $16,007 at March 31, 2023, and $16,281 at December 31, 2022	833,959	836,071
Inventories, net	422,229	438,644
Prepaid expenses and other current assets	22,861	34,257
Total current assets	1,612,827	1,549,041

Right of use assets	211,381	205,892
Property and equipment, net	260,146	253,484
Goodwill	1,992,394	1,966,994
Other intangible assets, net	607,683	614,967
Other assets	16,483	16,453
Total assets	$4,700,914	$4,606,831

LIABILITIES
Current liabilities:
Accounts payable	$450,963	$487,114
Current portion of long-term debt	42,371	40,068
Accrued liabilities	193,347	199,370
Short-term operating lease liabilities	62,110	60,880
Short-term finance lease liabilities	2,452	2,207
Total current liabilities	751,243	789,639

Long-term debt	1,405,931	1,417,257
Deferred tax liabilities, net	252,044	251,481
Long-term portion of insurance reserves	61,466	59,783
Long-term operating lease liabilities	154,844	149,943
Long-term finance lease liabilities	4,983	6,673
Other liabilities	5,259	2,349
Total liabilities	2,635,770	2,677,125

EQUITY	2,065,144	1,929,706
Total liabilities and equity	$4,700,914	$4,606,831

	As of March 31,
	2023	2022
Other Financial Data
Receivable days	52	47
Inventory days	43	46
Accounts payable days	60	63
Receivables, net plus inventories, net less accounts payable	$805,225	$651,595
Receivables, net plus inventories, net less accounts payable as a percent of sales (TTM) †	15.6%	14.8%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022
Cash Flows Provided by (Used in) Operating Activities:
Net income	$135,870	$114,711
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,100	30,499
Share-based compensation	3,135	3,727
Loss on sale of property and equipment	185	207
Amortization of debt issuance costs	720	706
Provision for bad debt expense	1,338	2,512
Loss from inventory obsolescence	1,642	868
Deferred income taxes, net	563	(81)
Change in certain assets and liabilities:
Receivables, net	(10,847)	(65,031)
Inventories, net	20,096	(38,570)
Prepaid expenses and other current assets	11,579	(2,347)
Accounts payable	(25,480)	12,663
Accrued liabilities	(3,339)	29,523
Other, net	2,239	96
Net cash provided by operating activities	169,801	89,483

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(15,580)	(18,413)
Acquisition of businesses, net of cash acquired	(45,845)	(13,967)
Proceeds from sale of property and equipment	455	253
Net cash used in investing activities	(60,970)	(32,127)

Cash Flows Provided by (Used in) Financing Activities:
Repayment of long-term debt	(9,743)	(9,634)
Taxes withheld and paid on employees' equity awards	(6,350)	(11,658)
Exercise of stock options	1,029	808
Repurchase of shares of common stock	—	(50,000)
Payment of contingent consideration	—	(23)
Net cash used in financing activities	(15,064)	(70,507)
Impact of exchange rate changes on cash	(58)	(75)
Net increase (decrease) in cash and cash equivalents	93,709	(13,226)
Cash and cash equivalents- Beginning of period	240,069	139,779
Cash and cash equivalents- End of period	$333,778	$126,553

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$18,271	$22,449
Accruals for property and equipment	835	213

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2023	2022	Change
Installation
Sales	$767,090	$676,693	13.4%

Operating profit, as reported	$146,897	$112,679
Operating margin, as reported	19.1%	16.7%

Rationalization charges	−	473
Acquisition related costs	263	80
Operating profit, as adjusted	$147,160	$113,232
Operating margin, as adjusted	19.2%	16.7%

Share-based compensation	379	407
Depreciation and amortization	16,493	15,685
EBITDA, as adjusted	$164,032	$129,324	26.8%
EBITDA margin, as adjusted	21.4%	19.1%

Specialty Distribution
Sales	$558,375	$543,862	2.7%

Operating profit, as reported	$73,333	$70,420
Operating margin, as reported	13.1%	12.9%

Acquisition related costs	340	241
Operating profit, as adjusted	$73,673	$70,661
Operating margin, as adjusted	13.2%	13.0%

Share-based compensation	238	353
Depreciation and amortization	14,572	14,030
EBITDA, as adjusted	$88,483	$85,044	4.0%
EBITDA margin, as adjusted	15.8%	15.6%

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2023	2022	Change
Total net sales
Sales before eliminations	$1,325,465	$1,220,555
Intercompany eliminations	(60,227)	(51,637)
Net sales after eliminations	$1,265,238	$1,168,918	8.2%

Operating profit, as reported - segments	$220,230	$183,099
General corporate expense, net	(10,828)	(10,437)
Intercompany eliminations	(9,971)	(8,708)
Operating profit, as reported	$199,431	$163,954
Operating margin, as reported	15.8%	14.0%

Rationalization charges	-	473
Acquisition related costs †	3,658	3,076
Operating profit, as adjusted	$203,089	$167,503
Operating margin, as adjusted	16.1%	14.3%

Share-based compensation	3,135	3,727
Depreciation and amortization	32,100	30,499
EBITDA, as adjusted	$238,324	$201,729	18.1%
EBITDA margin, as adjusted	18.8%	17.3%

Sales change period over period	96,320
EBITDA, as adjusted, change period over period	36,595
Incremental EBITDA, as adjusted, as a percentage of change in sales	38.0%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended March 31,
	2023	2022
Gross Profit Reconciliation

Net sales	$1,265,238	$1,168,918

Gross profit, as reported	$370,215	$331,201

Acquisition related costs	-	121
Gross profit, as adjusted	$370,215	$331,322

Gross margin, as reported	29.3%	28.3%
Gross margin, as adjusted	29.3%	28.3%

Selling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$170,784	$167,247

Rationalization charges	-	473
Acquisition related costs	3,658	2,955
Selling, general, and administrative expense, as adjusted	$167,126	$163,819

Operating Profit Reconciliation

Operating profit, as reported	$199,431	$163,954

Rationalization charges	-	473
Acquisition related costs	3,658	3,076
Operating profit, as adjusted	$203,089	$167,503

Operating margin, as reported	15.8%	14.0%
Operating margin, as adjusted	16.1%	14.3%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$183,315	$152,672

Rationalization charges	-	473
Acquisition related costs	3,658	3,076
Income before income taxes, as adjusted	186,973	156,221

Tax rate at 26.0%	(48,613)	(40,617)
Income, as adjusted	$138,360	$115,604

Income per common share, as adjusted	$4.36	$3.50

Weighted average diluted common shares outstanding	31,713,239	33,042,490

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2023	2022
Net sales
Same branch:
Installation	$752,245	$676,693
Specialty Distribution	558,375	543,862
Eliminations	(60,227)	(51,637)
Total same branch	1,250,393	1,168,918

Acquisitions (a):
Installation	$14,845	$-
Total acquisitions	14,845	-
Total	$1,265,238	$1,168,918

EBITDA, as adjusted
Same branch	$236,775	$201,729
Acquisitions (a)	1,549	-
Total	$238,324	$201,729

EBITDA, as adjusted, as a percentage of sales
Same branch (b)	18.9%
Acquisitions (c)	10.4%
Total (d)	18.8%	17.3%

As Adjusted Incremental EBITDA, as a percentage of change in sales
Same branch (e)	43.0%
Acquisitions (c)	10.4%
Total (f)	38.0%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Same branch metric, as adjusted, as a percentage of same branch sales

(c) Acquired metric, as adjusted, as a percentage of acquired sales

(d) Total EBITDA, as adjusted, as a percentage of total sales

(e) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(f) Change in total EBITDA, as adjusted, as a percentage of change in total sales

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(in thousands)

	Three Months Ended March 31,
	2023	2022
Net income, as reported	$135,870	$114,711
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	16,116	11,282
Income tax expense	47,445	37,961
Depreciation and amortization	32,100	30,499
Share-based compensation	3,135	3,727
Rationalization charges	-	473
Acquisition related costs	3,658	3,076
EBITDA, as adjusted	$238,324	$201,729

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2022			2023	Trailing Twelve Months Ended
	Q2	Q3	Q4	Q1	March 31, 2023
Net Sales	$1,274,285	$1,300,998	$1,264,543	$1,265,238	$5,105,064
Acquisitions proforma adjustment †	15,575	17,576	18,279	6,187	57,617
Net sales, acquisition adjusted	$1,289,860	$1,318,574	$1,282,822	$1,271,425	$5,162,681

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	May 4, 2023	topbuild.com

TopBuild Corp.

2023 Estimated Adjusted EBITDA Range (Unaudited)
(in millions)

	Twelve Months Ending December 31, 2023
	Low	High
Estimated net income	$445.0	521.0
Adjustments to arrive at estimated EBITDA, as adjusted:
Interest expense and other, net	67.0	63.0
Income tax expense	157.0	183.0
Depreciation and amortization	129.0	125.0
Share-based compensation	15.0	13.0
Acquisition related costs	7.0	5.0
Estimated EBITDA, as adjusted	$820.0	$910.0

NYSE:BLD	May 4, 2023	topbuild.com